Exhibit 99.1

5600 Cox Road, Glen Allen, VA 23060 Telephone: (804) 267-8000 Fax: (804) 267-8466 Website: www.landam.com

FOR IMMEDIATE RELEASE	G. William Evans	Lloyd Osgood
November 26, 2008	EVP – Chief Financial Officer	SVP – Corporate Communications
	Phone: (804) 267-8114	Phone: (804) 267-8133
	bevans@landam.com	losgood@landam.com

LANDAMERICA SIGNS STOCK PURCHASE AGREEMENT FOR UNDERWRITERS

LANDAMERICA AND 1031 SUBSIDIARY FILE FOR BANKRUPTCY PROTECTION

RICHMOND, VA - LandAmerica Financial Group, Inc. (NYSE: LFG) announces the signing of a definitive Stock Purchase Agreement for the sale of the Company’s two principal title underwriting subsidiaries, Lawyers Title Insurance Corporation (“Lawyers Title”) and Commonwealth Land Title Insurance Company (“Commonwealth”) as well as United Capital Title Insurance Company (“United”), to Fidelity National Title Insurance Company (“Fidelity”) and Chicago Title Insurance Company (“Chicago”). In order to facilitate the closing of the transactions under the Stock Purchase Agreement and protect the Company’s remaining assets following the recent announcement of the termination of its 1031 exchange business, the Company and its subsidiary LandAmerica 1031 Exchange Services, Inc. (“1031 Exchange Company”) have filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia (“Bankruptcy Court”) in Richmond, Virginia. In conjunction with the filings, the Company is seeking a motion for expedited approval of the transactions contemplated by the Stock Purchase Agreement. None of the other many businesses of LandAmerica are seeking bankruptcy protection.

On Monday, November 24, 2008, the Nebraska Department of Insurance filed petitions for rehabilitation for Commonwealth and Lawyers Title under the Nebraska Insurance Code. Hearings on the petitions are set for later today.

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The Company expects that rehabilitation orders will be entered quickly and that the rehabilitations will function as a temporary administrative step to assist the transition of Lawyers Title’s and Commonwealth’s businesses to the family of companies owned by Fidelity National Financial, Inc. (“FNF”). Lawyers Title and Commonwealth will continue to operate and serve customers during the completion of the sale. Both underwriters are entirely solvent.

Under the Stock Purchase Agreement, Fidelity and Chicago Title will pay the Company $298 million in total for Commonwealth, Lawyers Title and United. The closing of the transactions under the Stock Purchase Agreement are subject to approvals by the Bankruptcy Court, the Nebraska Department of Insurance, and other state and federal regulatory agencies. The Company intends to work with FNF toward a closing as early as late December 2008 and will request expedited approval from the Bankruptcy Court.

In conjunction with the bankruptcy filing, LandAmerica is seeking customary authority from the Bankruptcy Court that will enable it to continue operating its business and serving its customers in the ordinary course. The Company will make similar requests of the Nebraska Department of Insurance in connection with the rehabilitation process.

LandAmerica’s recent announcements of the termination of the merger agreement with FNF and the discontinuation of the 1031 Exchange Company’s business caused the Company to accelerate these actions. The Company believes that the coordinated stock purchase, Chapter 11 petition and insurance rehabilitation process are in the best interests of its stakeholders. The Company also expects that the supervision of Commonwealth and Lawyers Title during rehabilitation and the transition to the FNF family of companies will provide employees and customers with necessary protection and assurances in conducting real estate transactions. Following the consummation of the stock purchase and under the protection of Chapter 11, the Company plans to continue its assessment of strategic opportunities for its remaining businesses.

According to Theodore L. Chandler, Jr., Chairman and Chief Executive Officer, “I am deeply disappointed over the need to file for bankruptcy protection for the LandAmerica holding company and the 1031 company. However, this sale of our principal domestic title operations to Fidelity National in this coordinated Chapter 11 filing and Nebraska rehabilitation action offers our stakeholders the best result available in this brutal real estate, credit and capital market environment.”

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About LandAmerica Financial Group, Inc.

LandAmerica Financial Group, Inc. is a leading provider of real estate transaction services with offices nationwide and a vast network of active agents. LandAmerica serves its agent, residential, commercial and lender customers throughout the United States, Mexico, Canada, the Caribbean, Latin America, Europe and Asia. LandAmerica is recognized as number one in the mortgage services industry on Fortune’s® 2007 and 2008 lists of America’s Most Admired Companies.

The Company cautions readers that the statements contained herein regarding the Company’s future financial condition, results of operations, future business plans, operations, opportunities or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results, performance or achievements to be materially different from any anticipated results, performance or achievements, expressed or implied by such forward-looking statements. Such risks and uncertainties include:

•	the Company’s results of operations and financial condition are susceptible to changes in mortgage interest rates, the availability of mortgage financing and general economic conditions;
•	changes to the participants in the secondary mortgage market could affect the demand for title insurance products;
•	the Company is subject to government regulation;
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heightened regulatory scrutiny of the Company and the title insurance industry, including any future resulting reductions in the pricing of title insurance products and services, could materially and adversely affect the Company’s business, operating results and financial condition;

•	adverse market conditions may significantly affect the Company’s ability to meet its liquidity needs;
•	adverse changes in general business or economic conditions generally or specifically in the principal markets in which the Company does business could adversely impact the Company’s business;
•	the Company may not be able to fuel its growth through acquisitions;
•	the Company’s inability to integrate and manage successfully its acquired businesses could adversely affect its business, operating results and financial condition;
•	regulatory non-compliance, fraud or defalcations by the Company’s title insurance agents or employees could adversely affect its business, operating results and financial condition;
•	competition in the Company’s industry affects its revenue;
•	significant industry changes and new product and service introductions require timely and cost-effective responses;
•	the Company’s litigation risks include substantial claims by large classes of claimants;
•	the Company’s claims experience may require it to increase its provision for title losses or to record additional reserves, either of which may adversely affect its earnings;
•	key accounting and essential product delivery systems are concentrated in a few locations;
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provisions of the Company’s articles of incorporation and bylaws and applicable state corporation, insurance and banking laws could limit another party’s ability to acquire the Company and could deprive shareholders of the opportunity to obtain a takeover premium for shares of common stock owned by them;

•	the Company’s future success depends on its ability to continue to attract and retain qualified employees;
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the Company’s conduct of business in foreign markets creates financial and operational risks and uncertainties that may materially and adversely affect its business, operating results and financial condition; and

•	various external factors including general market conditions, governmental actions, economic reports and shareholder activism may affect the trading volatility and price of the Company’s common stock.

For a description of factors that may cause actual results to differ materially from such forward-looking statements, see the Company’s Annual Report on Form 10-K for the full year 2007 and other reports from time to time filed with or furnished to the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made. The Company undertakes no obligation to update any forward-looking statements made in this release.

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